CNA Financial Corporation Third Quarter 2025 Results November 3, 2025

Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at www.cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at www.cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (www.cna.com) and at the SEC's website (www.sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2025 CNA. All rights reserved. 2 Notices and Disclaimers

• Net income of $403 million versus $283 million in the prior year quarter; core income up 40% to a record $409 million versus $293 million in the prior year quarter. Year to date core income up 5% to a record $1,025 million. • P&C core income of $456 million versus $346 million, reflects lower catastrophe losses, improved underlying underwriting results and higher net investment income. • Life & Group core loss of $22 million versus $9 million in the prior year quarter. • Corporate & Other core loss of $25 million versus $44 million in the prior year quarter. • Net investment income up 2% to $638 million pretax, reflects a $21 million increase from fixed income securities and other investments to $567 million and a $9 million decrease from limited partnerships and common stock to $71 million. • P&C combined ratio of 92.8%, compared with 97.2% in the prior year quarter, including 1.5 points of catastrophe loss impact compared with 5.8 points in the prior year quarter. • Catastrophe losses of $41 million pretax versus $143 million in the prior year quarter. • P&C underlying combined ratio was 91.3%, compared with 91.6% in the prior year quarter. P&C underlying loss ratio was 61.9% and the expense ratio was 29.1%. • P&C segments, excluding third party captives, generated gross written premium growth of 2% and net written premium growth of 3%. P&C renewal premium change of +4%, with written rate of +3% and exposure change of +1%. • Book value per share of $41.83; book value per share excluding AOCI of $46.30, a 8% increase from year-end 2024 adjusting for $3.38 of dividends per share paid. • Board of Directors declares regular quarterly cash dividend of $0.46 per share. 3 Third Quarter Overview

4 (In millions, except ratios and per share data) Third Quarter Year to Date 2025 2024 Change 2025 2024 Change Revenues $3,817 $3,618 6% $11,161 $10,581 5 % Core income 409 293 40% 1,025 974 5 % Net income 403 283 42% 976 938 4 % Diluted earnings per common share: Core income $1.50 $1.08 39% $3.76 $3.57 5 % Net income 1.48 1.04 42% 3.58 3.44 4 % Core ROE 13.2% 9.4% 3.8 pts 10.9% 10.3% 0.6 pts Lower catastrophe losses, record underlying results and higher investment income drive record core income results Financial Performance

5 (In millions, except ratios) Third Quarter Year to Date 2025 2024 2025 2024 GWP ex. 3rd party captives $2,890 $2,825 $9,385 $8,964 GWP change (% year over year) 2% 5 % Net written premium $2,437 $2,360 $7,889 $7,424 NWP change (% year over year) 3% 6 % Net earned premium $2,678 $2,484 $7,786 $7,204 NEP change (% year over year) 8% 8 % Underwriting gain $194 $68 $384 $318 Loss ratio 63.4% 66.7% 65.0% 64.9 % Less: Effect of catastrophes impacts 1.5% 5.8% 2.6% 4.3 % Less: Effect of (favorable) unfavorable development-related items — % (0.2) % 0.8% (0.2) % Underlying loss ratio 61.9% 61.1% 61.6% 60.8 % Expense ratio 29.1% 30.2% 29.7% 30.3 % Combined ratio 92.8% 97.2% 95.1% 95.6 % Underlying combined ratio 91.3% 91.6% 91.7% 91.5 % Property & Casualty Operations Excellent underwriting results driven by lower catastrophe losses and expense ratio

6 Property & Casualty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 4% 4% 3% 3% 4% 3% 3% 6% 5% 5% 4% 6% 5% 4% 85% 85% 85% 86% 86% 83% 81% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $2,936 $3,203 $2,825 $3,230 $3,142 $3,353 $2,890 New Business ($M) $529 $595 $547 $591 $565 $645 $549 Specialty Rate 2% —% —% 1% 3% 3% 3% Retention 88% 90% 89% 89% 89% 86% 86% Commercial Rate 6% 7% 6% 6% 6% 5% 5% Retention 85% 84% 84% 84% 84% 81% 79% International Rate 1% —% (2)% (3)% (2)% (4)% (6)% Retention 82% 80% 82% 85% 85% 86% 83% Property & Casualty Operations Metrics Continued disciplined and nuanced execution across the portfolio

7 (In millions, except ratios) Third Quarter Year to Date 2025 2024 2025 2024 GWP ex. 3rd party captives $1,009 $982 $2,952 $2,846 GWP change (% year over year) 3% 4 % Net written premium $867 $862 $2,601 $2,511 NWP change (% year over year) 1% 4 % Net earned premium $881 $848 $2,573 $2,493 NEP change (% year over year) 4% 3 % Underwriting gain $60 $59 $155 $195 Loss ratio 60.6% 60.1% 60.7% 59.3 % Less: Effect of catastrophes impacts — % — % — % — % Less: Effect of unfavorable (favorable) development-related items — % — % 0.4% (0.3) % Underlying loss ratio 60.6% 60.1% 60.3% 59.6 % Expense ratio 32.5% 32.7% 33.0% 32.5 % Combined ratio 93.3% 93.0% 94.0% 92.1 % Underlying combined ratio 93.3% 93.0% 93.6% 92.4 % Specialty Continued solid underwriting results

8 Specialty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 —% —% 3% 1% 2% 3% 4% 4% 4% 88% 90% 89% 89% 89% 86% 86% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $880 $984 $982 $1,049 $930 $1,013 $1,009 New Business ($M) $94 $118 $129 $121 $112 $122 $131 FI & Mgmt Liability Rate (3)% (6)% (5)% (4)% (1)% 1% (1)% Retention 90% 92% 91% 89% 89% 84% 86% Affinity Professional E&O Rate 2% 3% 2% 3% 2% 3% 2% Retention 92% 92% 91% 93% 93% 92% 88% Medical Malpractice Rate 7% 9% 7% 9% 7% 8% 9% Retention 80% 85% 83% 84% 85% 85% 83% Surety Net Written Premiums $184 $175 $176 $157 $204 $182 $193 Warranty & Alt. Risks Revenues $461 $459 $452 $443 $445 $446 $439 2% 3%1% 3% Specialty Production Metrics Stable rate, renewal premium change and retention 3%

9 (In millions, except ratios) Third Quarter Year to Date 2025 2024 2025 2024 GWP ex. 3rd party captives $1,559 $1,538 $5,301 $5,022 GWP change (% year over year) 1% 6 % Net written premium $1,251 $1,221 $4,312 $4,017 NWP change (% year over year) 2% 7 % Net earned premium $1,453 $1,325 $4,235 $3,774 NEP change (% year over year) 10% 12 % Underwriting gain (loss) $106 ($3) $163 $65 Loss ratio 66.1% 72.0% 68.7% 69.7 % Less: Effect of catastrophes impacts 2.7% 9.6% 4.3% 7.5 % Less: Effect of (favorable) unfavorable development-related items — % (0.1) % 1.3% — % Underlying loss ratio 63.4% 62.5% 63.1% 62.2 % Expense ratio 26.1% 27.7% 26.9% 28.1 % Combined ratio 92.7% 100.2% 96.1% 98.3 % Underlying combined ratio 90.0% 90.7% 90.5% 90.8 % Commercial Excellent underwriting results driven by lower catastrophe losses and record underlying results

10 Commercial Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 6% 7% 6% 6% 6% 5% 5% 8% 7% 8% 7% 7% 6% 6% 85% 84% 84% 84% 84% 81% 79% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $1,682 $1,802 $1,538 $1,794 $1,839 $1,903 $1,559 New Business ($M) $367 $405 $345 $395 $370 $420 $324 Middle Market Rate 5% 5% 4% 4% 4% 4% 3% Retention 83% 84% 85% 84% 84% 81% 79% Construction Rate 8% 9% 9% 9% 9% 10% 8% Retention 86% 87% 84% 86% 82% 81% 73% National Accounts Rate 8% 7% 6% 6% 5% —% 2% Retention 87% 83% 85% 84% 88% 83% 86% Small Business Rate 3% 4% 4% 5% 5% 4% 5% Retention 81% 79% 80% 81% 82% 80% 76% Marine / Other Net Written Premium $104 $116 $95 $94 $111 $115 $112 Commercial Production Metrics Achieving strong rate and improved terms & conditions on liability coverages, while national accounts property rate remains soft

1 Excluding currency fluctuations, GWP grew 3% for the third quarter and 3% year to date. NWP grew 12% for the third quarter and 9% year to date. 11 (In millions, except ratios) Third Quarter Year to Date 2025 2024 2025 2024 Gross written premium $322 $305 $1,132 $1,096 GWP change (% year over year)1 6% 3 % Net written premium $319 $277 $976 $896 NWP change (% year over year)1 15% 9 % Net earned premium $344 $311 $978 $937 NEP change (% year over year) 11% 4 % Underwriting gain $28 $12 $66 $58 Loss ratio 59.1% 62.5% 60.3% 60.6 % Less: Effect of catastrophes impacts 0.6% 5.1% 1.8% 3.0 % Less: Effect of unfavorable (favorable) development-related items — % (0.7) % — % (0.5) % Underlying loss ratio 58.5% 58.1% 58.5% 58.1 % Expense ratio 32.7% 33.6% 32.9% 33.1 % Combined ratio 91.8% 96.1% 93.2% 93.7 % Combined ratio excl. catastrophes and development 91.2% 91.7% 91.4% 91.2 % International Strong GWP growth with consistently profitable results

12 Life & Group Core loss reflects lower income from limited partnership investments (In millions) Third Quarter Year to Date 2025 2024 2025 2024 Net earned premiums $106 $110 $318 $329 Total claims, benefits and expenses 365 367 1,040 1,063 Net investment income 226 240 687 710 Core loss before income tax (33) (17) (35) (24) Income tax benefit 11 8 20 19 Core loss ($22) ($9) ($15) ($5) Core loss includes an unfavorable after-tax impact of $7 million in 2025 and $5 million in 2024 as a result of the annual assumption updates.

2025 L&G Reserve Review Neutral impact to GAAP reserves following assumption updates for the 3rd straight year (In millions) Change to GAAP Liability for Future Policy Benefits (LFPB) from Changes in Underlying Cash Flow Assumptions 2025 Economic Assumptions ▪ Additional near-term cost of care inflation prudence reflected through earnings ▪ Effect of interest rate changes on carried LFPB reflected through AOCI under GAAP +$50 Morbidity ▪ Unfavorable incidence and claim closure updates, partially offset by favorable utilization revisions +$125 Persistency ▪ Slightly favorable impacts from mortality updates ($10) Premium Rate Actions ▪ Favorable impacts due to rate achievement greater than prior year's estimates ▪ Updates to future rate increase assumptions based on current filing plan ($170) Expense & Other ▪ Refinements to operational and overhead expectations $0 Increase/(Decrease) to GAAP LFPB from LTC Assumption Updates ($5) Net Premium Ratio Updates ▪ Favorable assumption adjustments deferred into future periods +$12 Increase/(Decrease) to GAAP LFPB $7 Structured Settlements ▪ Neutral impact to claim reserves +$2 Increase/(Decrease) to Total Life & Group GAAP Reserves $9 13

LTC Progress Focused on Active Management Proactive approach to managing block across all dimensions of the business 14 Material progress made recently • 31 rate increase approvals in 2025 with an average rate increase amount of 28% • Approximately 1,200 buyouts in 2025 with $51M of cash paid • Increased the fixed-income duration for the LTC portfolio to ~10 years, up ~1 year from 2021, taking advantage of the higher interest rate environment; asset and liability durations generally matched • Strategic investments in claims management, anti-fraud and wellness initiatives to improve financial outcomes Ability to Withstand Stresses • Prudent reserving assumptions informed by historical experience, including no morbidity improvement, 10 years of mortality improvement, negligible future premium risk and an ultimate 10-year treasury rate assumption of 3.00% • $1.5b of Statutory reserve margin as of September 30, 2025, following 2025 assumption updates Significantly improved runoff Long Term Care business compared to 2015 • Individual LTC block closed in 2004; Group LTC block closed to new accounts in 2004 and closed to new enrollees in 2016 • Total policy counts have reduced ~50% since 2015 • The larger Individual LTC reserves have peaked and are decreasing, while Group LTC reserves will peak at levels less than half of Individual LTC due to less rich benefits • Premium rates are 93% higher than original pricing & 84k policyholders have reduced coverage since 2017

Individual LTC Block Characteristics More mature, richer benefit ILTC reserves have reached inflection point 15 Commentary Block Characteristics • De-risking of the more mature ILTC block with richer policy benefits is well underway ◦ We believe the ILTC reserve balance is at peak levels and declining with significant policyholder experience utilized for assumption setting • Total ILTC policies have declined by 50% (~96,000 policies) since 2015 with stable open claim counts ◦ We expect approximately 65% of existing ILTC policies will run off over the next 10 years Individual Block Be ne fit s Average Age 83 years old Average Max Daily Benefit $333 % of policies with Lifetime Benefits 39% Average Benefit Period (non-lifetime) 3.8 years % of policies with Compound Inflation 44% % of policies with Simple Inflation 22% C la im s # of Open Claims 12.4k Average Age of New Claimant 86 years old 1 Reserves are discounted at locked-in discount rates. 2 ILTC metrics do not include CNA's 50% coinsurance business (26k healthy policies and 3k claims as of Q3 2025). 3 Healthy policies do not include 8k non-forfeiture limited benefit policies as of Q3 2025. Total Inforce ILTC Policies 2,3 Actual & Projected GAAP Reserves ($b) 1,2 177 166 155 144 133 124 115 107 97 89 83 14 14 14 14 15 14 13 13 13 13 12 Healthy Policies Open Claims 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 50% Reduction $9.7 $3.7 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Projections Using 2025 AssumptionsActuals (In thousands)

Total Inforce GLTC Policies 2 Group LTC Block Characteristics Less rich benefits and peak reserves significantly below ILTC peak reserves 16 Commentary Block Characteristics • We believe the projected GAAP GLTC reserves will peak in the mid-2030’s at substantially lower levels than peak ILTC reserves ◦ GLTC's expected lower reserve trajectory primarily driven by less rich benefits compared to ILTC • Total GLTC policies have declined 48% (~111,000 insureds) since 2015 from our continued active management with claim counts remaining stable throughout ◦ We expect approximately 25% of existing GLTC policies will run off over the next 10 years Group Block Be ne fit s Average Age 70 years old Average Max Daily Benefit $220 % of policies with Lifetime Benefits 1% Average Benefit Period (non-lifetime) 4.5 years % of policies with Compound Inflation 13% % of policies with Simple Inflation 1% C la im s # of Open Claims 3.0k Average Age of New Claimant 78 years old 1 Reserves are discounted at locked-in discount rates. 2 Healthy policies do not include 85k non-forfeiture limited benefit policies as of Q3 2025. Actual & Projected GAAP Reserves ($b) 1,2 $2.8 $3.8 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Projections Using 2025 AssumptionsActuals 227 207 185 158 149 144 139 135 125 119 115 2 2 3 3 3 3 3 3 3 3 3 Healthy Policies Open Claims 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 48% Reduction (In thousands)

Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 4.8% 4.8% 4.8% 4.9% 4.8% Fixed Income Effective Yield (Pretax) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 80 94 54 100 71 3.1% 3.5% 2.0% 3.6% 2.5% Limited Partnership & Common Stock Return (Pretax) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $M $M $M 17 Pretax Net Investment Income Strong contributions from fixed income and limited partnerships • Net investment income from fixed income is up 5% year-over-year • Fixed income benefited from strong operating cash flows and the continued impact of favorable reinvestment rates • Solid limited partnership and common stock results in the quarter; trailing twelve month return of 12% 525 529 530 544 550 626 644 604 662 638

6% 5% 3% 2% 2% 1% 18 Life & Group 9.8 yrs P&C and Corporate 4.6 yrs Total 6.3 yrs 1 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. AA 16% A 26% BBB 38% Corporate & Other 50% Municipals 17% Other ABS 7% RMBS 7% AAA 1 16% Non-IG 4% LPs & Common Stock Short Term & Other CMBS Mortgage Loans Other Fixed Income Preferred Stock Effective Portfolio Duration • 88% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Duration well matched with insurance liabilities • Net unrealized loss improved from year-end driven by lower risk-free rates and tightening credit spreads Fixed Maturities by Rating Portfolio Composition Highlights High quality, diversified and liquid investment portfolio Investment Portfolio

Capital • Financial strength ratings from all four rating agencies have been affirmed since August 2024 • Moody’s and AM Best maintain positive outlooks; S&P and Fitch maintain stable outlooks • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex. AOCI increased 8% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • $500M debt issuance in Q3 in advance of upcoming maturity of $500M in the first quarter of 2026 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations (In millions, except per share data) Sep 30, 2025 Dec 31, 2024 Debt $3,470 $2,973 Stockholders' equity 11,322 10,513 Total capital $14,792 $13,486 AOCI (1,211) (1,991) Capital ex. AOCI $16,003 $15,477 BVPS ex. AOCI $46.30 $46.16 Dividends per share (YTD) $3.38 $3.76 Debt-to-capital 23.5% 22.0 % Debt-to-capital ex. AOCI 21.7% 19.2 % Statutory surplus $11,535 $11,165 Holding company liquidity 1 $1,330 $1,207 19 1 Includes $250 million available under credit facility Financial Strength Conservative capital and debt profile support business objectives

APPENDIX 20

Results for the Three Months Ended September 30 Results for the Nine Months Ended September 30 (In millions) 2025 2024 2025 2024 Net income $403 $283 $976 $938 Less: Net investment losses (6) (7) (49) (33) Less: Pension settlement transaction losses — (3) — (3) Core income $409 $293 $1,025 $974 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate our primary operations. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended September 30 Results for the Nine Months Ended September 30 2025 2024 2025 2024 Net income per diluted share $1.48 $1.04 $3.58 $3.44 Less: Net investment losses (0.02) (0.03) (0.18) (0.12) Less: Pension settlement transaction losses — (0.01) — (0.01) Core income per diluted share $1.50 $1.08 $3.76 $3.57 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 21 Reconciliation of Net Income (Loss) to Core Income (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

22 Results for the Three Months Ended September 30, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 173 $ 229 $ 44 $ 446 Net investment losses, after tax 3 4 3 10 Core income $ 176 $ 233 $ 47 $ 456 Less: Net investment income 162 192 42 396 Non-insurance warranty revenue (expense) 16 — — 16 Other revenue (expense), including interest expense (15) (3) 1 (17) Income tax expense on core income (47) (62) (24) (133) Underwriting gain 60 106 28 194 Effect of catastrophe losses — 39 2 41 Effect of development-related items — — — — Underlying underwriting gain $ 60 $ 145 $ 30 $ 235 Reconciliation of Net Income (Loss) to Underwriting Gain (Loss) and Underlying Underwriting Gain (Loss) Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and insurance related administrative expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting results excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. Reconciliation of GAAP Measures to Non-GAAP Measures

23 Results for the Three Months Ended September 30, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 167 $ 132 $ 34 $ 333 Net investment losses, after tax 4 7 2 13 Core income $ 171 $ 139 $ 36 $ 346 Less: Net investment income 157 183 32 372 Non-insurance warranty revenue (expense) 14 — — 14 Other revenue (expense), including interest expense (12) (3) 8 (7) Income tax expense on core income (47) (38) (16) (101) Underwriting gain (loss) 59 (3) 12 68 Effect of catastrophe losses — 127 16 143 Effect of favorable development-related items — — (2) (2) Underlying underwriting gain $ 59 $ 124 $ 26 $ 209 Reconciliation of GAAP Measures to Non-GAAP Measures

24 Results for the Nine Months Ended September 30, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 487 $ 552 $ 135 $ 1,174 Net investment losses, after tax 16 23 2 41 Core income $ 503 $ 575 $ 137 $ 1,215 Less: Net investment income 483 575 114 1,172 Non-insurance warranty revenue (expense) 42 — — 42 Other revenue (expense), including interest expense (40) (10) 12 (38) Income tax expense on core income (137) (153) (55) (345) Underwriting gain 155 163 66 384 Effect of catastrophe losses — 182 18 200 Effect of unfavorable development-related items 10 54 — 64 Underlying underwriting gain $ 165 $ 399 $ 84 $ 648 Reconciliation of GAAP Measures to Non-GAAP Measures

25 Results for the Nine Months Ended September 30, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 498 $ 436 $ 116 $ 1,050 Net investment losses, after tax 19 28 1 48 Core income $ 517 $ 464 $ 117 $ 1,098 Less: Net investment income 461 534 95 1,090 Non-insurance warranty revenue (expense) 43 — — 43 Other revenue (expense), including interest expense (40) (10) 5 (45) Income tax expense on core income (142) (125) (41) (308) Underwriting gain 195 65 58 318 Effect of catastrophe losses — 285 28 313 Effect of favorable development-related items (8) — (5) (13) Underlying underwriting gain $ 187 $ 350 $ 81 $ 618 The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio for Property & Casualty, Specialty, Commercial and International segments are set forth on pages 5, 7, 9 and 11, respectively. Components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio Reconciliation of GAAP Measures to Non-GAAP Measures

September 30, 2025 December 31, 2024 Book value per share $41.83 $38.82 Less: Per share impact of AOCI (4.47) (7.34) Book value per share excluding AOCI $46.30 $46.16 Book value per share excluding AOCI allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended September 30 Results for the Nine Months Ended September 30 ($ millions) 2025 2024 2025 2024 Annualized net income $1,615 $1,132 $1,302 $1,251 Average stockholders' equity including AOCI (a) 10,992 10,316 10,917 10,326 Return on equity 14.7% 11.0% 11.9% 12.1 % Annualized core income $1,637 $1,176 $1,367 $1,299 Average stockholders' equity excluding AOCI (a) 12,390 12,508 12,518 12,580 Core return on equity 13.2% 9.4% 10.9% 10.3 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 26 Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI Reconciliation of GAAP Measures to Non-GAAP Measures